SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 14, 2005

Bullion River Gold Corp.
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Nevada
(STATE OR OTHER JURISDICTION OF
INCORPORATION OR ORGANIZATION)

0-20317 COMMISSION FILE NUMBER 1325 Airmotive Way, Suite 325, Reno, Nevada (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	88-0270266 (I.R.S. EMPLOYER IDENTIFICATION NUMBER) 89502 (ZIP CODE)

ISSUER’S TELEPHONE NUMBER: (775) 324-4881

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 1.01  Entry into a Material Definitive Agreement.

In connection with a private offering involving the sale and purchase of units in the Registrant in a maximum aggregate principal amount of Five Million Dollars ($5,000,000)(“Offering”), commencing on October 14, 2005, the Registrant entered into securities purchase agreements (the “Securities Purchase Agreements”) dated from October 14, 2005 to December 15, 2005 with 22 investors (the “Investors”) pursuant to which the Registrant agreed to issue and sell to such Investors units (“Units”) in the Registrant for a purchase price of $0.50 per unit, each of which consists of (A) one restricted share of the Registrant’s common stock (“Common Stock”), and (B) one two-year warrant (“Warrant”) to purchase one restricted share of Common Stock at an exercise price of $0.75 per share as evidenced by a common stock purchase warrant. A complete list of Investors participating in the Offering and the subscription amounts are filed as Exhibit 99.1 attached hereto. Through December 6, 2005, the Registrant received and accepted $2,784,300 in net proceeds from subscriptions in the Offering (assuming no exercise of the Warrants), after deducting $277,700 in finder’s fees and other fees and expenses of the Offering and has issued an aggregate of 6,124,000 Units, with each Unit consisting of one share of Common Stock and one two-year Warrant to acquire one share of Common Stock.

In connection with the Offering, the Registrant and the Investors also entered into a Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which the Registrant has agreed to register for resale the shares of Common Stock sold to the Investors in the Offering and the shares of Common Stock underlying the Warrants (“Registrable Securities”). Pursuant to the Registration Rights Agreement, the Registrant agreed to file a registration statement (“Registration Statement”) with the Securities and Exchange Commission (the “SEC”) within ninety (90) days following the date of the Securities Purchase Agreement and use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after its filing, but in any event not later than the earlier of (A) the 180th calendar day following the date of the Securities Purchase Agreement and (B) the fifth trading day following the date on which the SEC notifies the Registrant that it will not review the Registration Statement or that the Registration Statement is no longer subject to review and comments. The Registrant further agreed to use its best efforts to keep the Registration Statement continuously effective under the Securities Act until all Registrable Securities covered by the Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k).

In connection with the Offering, the Registrant will pay finder’s fees of $277,700 in the aggregate.

The foregoing descriptions of the Securities Purchase Agreement, Registration Rights Agreement and the Warrants are not complete and are qualified in their entirety by reference to the Securities Purchase Agreements, Registration Rights Agreement and the Common Stock Purchase Warrants, which are filed as Exhibit 99.2 through Exhibit 99.6 hereto and are incorporated herein by reference. The Securities Purchase Agreements, Registration Rights Agreement and the Common Stock Purchase Warrants have been included to provide information regarding their terms. They are not intended to provide any other factual information about the Registrant. Such information can be found elsewhere in this Form 8-K and in the other public filings the Registrant makes with the SEC, which are available without charge at www.sec.gov.

Item 3.02  Unregistered Sales of Equity Securities.

From October 14, 2005 to December 15, 2005, the Registrant has issued and sold an aggregate of 6,124,000 Units, with each Unit consisting of one share of Common Stock and one two-year Warrant to acquire one share of Common Stock as more particularly described in Item 1.01 of this Form 8-K, which is hereby incorporated by reference into this Item 3.02.

With respect to the issuance and sale of the Units to the Investors, exemption from registration requirements is claimed under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on Section 4(2) of the Securities Act, Regulation D or Regulation S promulgated thereunder. The subject Investors represented their intention to acquire the Registrant’s shares for investment only and not with a view to, or for sale in connection with, any distribution thereof and appropriate legends were affixed to the certificates evidencing the shares in such transaction. Furthermore, with respect to issuance and sale in reliance upon Regulation S, the subject Investors represented there are not U.S. persons and that they will resell the Registrant’s shares only in accordance with the provisions of Regulation S. The subject Investors had acquired access to information about the Registrant.

In addition, the Registrant is obligated under certain anti-dilution provisions set forth in the securities purchase agreements used in connection with the sale and purchase of units in the Registrant in a prior private offering (“Prior Offering”), to issue to the purchasers in such Prior Offering, in the aggregate, 4,337,744 shares of Common Stock.

Effective as of December 8, 2005, the Registrant entered into a consulting agreement with Tell Capital AG (“Tell Capital”) pursuant to which Tell Capital will provide certain investor communication services to the Registrant (the “Tell Services”). In consideration for the Tell Services, Registrant will pay Tell Capital a monthly cash retainer and issue in the aggregate 250,000 restricted shares of the Common Stock, 135,000 of which will be issued to Tell Capital and 115,000 of which will be issued to Roland Kesselring, Tell Capital’s principal. With respect to the issuance of such Common Stock, exemption from registration requirements is claimed under the Securities Act in reliance on Section 4(2) of the Securities Act or Regulation S promulgated thereunder.

Pursuant to a Settlement Agreement entered into on or about December 12, 2005, the Registrant agreed to issue 75,000 shares of Common Stock to Christina Hanneman in connection with the termination of a consulting agreement related to investor relations. With respect to the issuance of such Common Stock, exemption from registration requirements is claimed under the Securities Act in reliance on Section 4(2) of the Securities Act or Regulation D promulgated thereunder.

Item 8.01 Other Events.

Registrant is obligated under certain anti-dilution provisions set forth in the common stock purchase warrants issued in connection with the Prior Offering, to reduce the exercise price of the warrants issued in connection with the Prior Offering and increase the number of warrant shares issuable to the purchasers in such Prior Offering, in the aggregate, by 3,254,687 shares.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1.  List of Investors and Subscription Amounts.

99.2 Form of Securities Purchase Agreement for Reg D Investors.

99.3 Form of Securities Purchase Agreement for Reg S Investors.

99.4 Form of Registration Rights Agreement.

99.5 Form of Common Stock Purchase Warrant issued in connection with the Securities Purchase Agreement for Reg D Investors.

99.6  Form of Common Stock Purchase Warrant issued in connection with the Securities Purchase Agreement for Reg S Investors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 16, 2005

Bullion River Gold Corp.

By:	/s/ Peter M. Kuhn

Peter M. Kuhn Chief Executive Officer

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